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                                                                   EXHIBIT 10.42

                                 AMENDMENT NO. 2
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT dated as of December 23, 2003 (this "Amendment") is entered into among INSIGHT RECEIVABLES, LLC (the "Seller"), INSIGHT ENTERPRISES, INC. (the "Servicer"), BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent (in its capacity as Agent, the "Agent"), and JUPITER SECURITIZATION CORPORATION ("Jupiter"). Capitalized terms used herein but not defined herein shall have the meanings provided in the Receivables Purchase Agreement defined below.

                              W I T N E S S E T H

                  WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of December 31, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement");

                  WHEREAS, the parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment. Subject to the fulfillment of the condition precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:

                  1.1      The definition of "Delinquency Ratio" set forth in
Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

                  "Delinquency Ratio" means, at any time, a percentage equal to
         (i) the sum of (a) the aggregate Outstanding Balance of all Receivables as to which any payment, or part thereof, remains unpaid for more than 90 days after the invoice date thereof as at the last day of the most recently ended Fiscal Month plus (b) the aggregate amount of credits and credit memos with respect to any Receivable which remain unapplied for more than 90 days after the invoice date of such Receivable as at the last day of the most recently ended Fiscal Month, divided by (ii) the aggregate Outstanding Balance of all Receivables as at the last day of the most recently ended Fiscal Month.

                  1.2 The definition of "Liquidity Termination Date" set forth in Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

                  "Liquidity Termination Date" means December 21, 2004.

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                  SECTION 2. Condition Precedent. The effectiveness of this
Amendment is subject to the satisfaction of the condition precedent that the Agent shall have received counterparts of this Amendment, executed by each of the parties hereto.

                  SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, (ii) before and after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in Article 5 of the Receivables Purchase Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. The Seller further represents and warrants that before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or a Potential Amortization Event.

                  SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

                  4.1 Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

                  4.2 Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Jupiter under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

                                      2

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                  SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                                      3
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                           INSIGHT RECEIVABLES, LLC

                           By: Insight Receivables Holding, LLC, its sole member

                           By: /s/ P. Robert Moya
                               -------------------------------------------------
                               Name: P. Robert Moya
                               Title: Executive Vice President

                           INSIGHT ENTERPRISES, INC.

                           By: /s/ P. Robert Moya
                               -------------------------------------------------
                               Name: P. Robert Moya
                               Title: Executive Vice President

                                Signature Page to
                Amendment No. 2 to Receivables Purchase Agreement

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                                        JUPITER SECURITIZATION CORPORATION

                                        By: /s/ George S. Wilkins
                                            ------------------------
                                            George S. Wilkins
                                            Authorized Signatory

                                        BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                         Financial Institution and as Agent

                                        By: /s/ George S. Wilkins
                                            ------------------------
                                            George S. Wilkins
                                            Director

                                Signature Page to
                Amendment No. 2 to Receivables Purchase Agreement